EXHIBIT 10.2
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                     REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 31st day of October 2001 by and between AMLI Residential Properties Trust, a Maryland real estate investment trust (the "Company"), and The Equitable Life Assurance Society of the United States (the "Investor").

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of October 31, 2001 (the "Purchase Agreement") among the Company and the Investor, the Investor has agreed to purchase 800,000 Series D Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company (the "Preferred Shares"), all of which Preferred Shares may be converted into the Company's common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), pursuant to the terms of such Preferred Shares; and

     WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the Common Shares issued or issuable upon conversion of the Preferred Shares (collectively, "Conversion Shares" or the "Registrable Shares"); and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

     NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements and warranties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     SECTION 1. CERTAIN DEFINITIONS. In this Agreement, the following terms shall have the following respective meanings:

           "Accredited Investor" shall have the meaning set forth in Rule 501 under the Securities Act.

           "Affiliate" shall mean, when used with respect to any Person, another Person which directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

           "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same are in effect at the relevant time.

           "Holders" shall mean (a) the Investor and (b) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144.

           "Indemnified Party" shall have the meaning ascribed to it in
Section 5(c) of this Agreement.



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           "Indemnifying Party" shall have the meaning ascribed to it in
Section 5(c) of this Agreement.

           "Other Securities" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

           "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

           "Preferred Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

           "Register," "Registered" and "Registration" refer to a registration described in Section 2 hereof effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

           "Registrable Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

           "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with
Section 2 or Section 3, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including, without limitation, the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (g) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

           "Registration Request" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

           "Rule 144" shall mean Rule 144 under the Securities Act.

           "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same are in effect at the relevant time.

           "Selling Expenses" shall mean all underwriting discounts, selling commissions and share transfer taxes applicable to any sale of Registrable Shares and, if neither the Company nor any Person not a Holder shall include securities within the subject Registration, shall include travel and other expenses of members of the management of the Company and its affiliates in connection with the matters described in Section 7 (and if the Company or any such Person shall so include securities, Selling Expenses shall include a pro rata portion of such travel and other expenses).

     SECTION 2.  SHELF REGISTRATION.

             (a) The Company shall prepare and file with the Commission a resale shelf registration statement for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders thereof and shall use its best efforts to have such registration statement declared effective by the Commission as soon as practicable but not later than ninety (90) days after the date of the Closing (as defined in the Purchase Agreement), (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144; PROVIDED, HOWEVER, that the Company may terminate such Registration if all Registrable Shares may be sold pursuant to Rule 144 and if the Commission institutes a fee to keep such Registration effective; provided FURTHER, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

           Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a single period during any consecutive twelve (12) month period, such period being the shorter of (i) the period during which it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or to continue sales under a filed registration statement) and (ii) ninety (90) days, if the Company furnishes to the Holders a certificate signed by the President or any other executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or to continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or to suspend sales under a filed registration statement).

             (b) The Company shall promptly notify the Holders of the occurrence of the following events:

     (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

     (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

     (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a);

     (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

     (v) the existence of any event, fact or circumstance which results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible.

             (c) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

             (d) The Company agrees to use its best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

             (e) Subject to the Company's Suspension Right, if any event, fact or circumstance exists requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

             (f) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class are then listed.

             (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares was effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

             (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two (2) business days prior to any sale of Registrable Shares; PROVIDED, HOWEVER, that such certificates shall be issued no later than ten (10) business days following the receipt of such request.



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     SECTION 3.  PIGGYBACK REGISTRATION.

             (a) In the event that the Company proposes to file a registration statement permitting the sale of any class of equity securities ("Other Securities") under the Securities Act, in a manner that would permit registration of Registrable Shares for sale for cash to the public under the Securities Act, it shall give prompt written notice to each Holder of its intention to do so and of the rights of such Holder under this Section 3 PROVIDED, HOWEVER, that the Company shall be obligated to provide such notice and the rights described in this Section 3 only if, at the time of filing the registration statement referred to in this sentence, there is not a current effective Registration. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Shares as such Holder may request. Upon the written request of any such Holder made within fifteen (15) days after the receipt of the Company's notice (which request shall specify the number of Registrable Shares intended to be disposed of and the intended method of disposition thereof), the Company shall use its reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Shares so requested to be registered.

             (b) If, at any time after giving a written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to such Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Shares in connection with the registration of such Other Securities.

             (c) If the registration referred to in the first sentence of
Section 3(a) is to be an underwritten registration on behalf of the Company, and a nationally recognized investment banking firm selected by the Company advises the Company in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Shares in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, the Company shall include in such registration: (i) first, all Other Securities the Company proposes to sell ("Company Securities"), and (ii) second, up to the full number of Registrable Shares (including the Holders) held by Holders of Registrable Shares and by holders of other Registrable Shares of the Company which have been granted piggyback registration rights that are requested to be included in such registration in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering in the manner described above; PROVIDED that if such number is less than the full number of such Registrable Shares, such number shall be allocated pro rata among such holders (including the Holders) on the basis of the relative number of Registrable Shares (including Registrable Shares) then held by each such holder (with any number in excess of a holder's request being reallocated among the requesting holders in a like manner); and PROVIDED FURTHER that if such investment banking firm advises the Company in writing that less than all of such Registrable Shares should be included in such offering, such Holders may withdraw their request for registration of their Registrable Shares under Section 3(a) \1.

--------------------

1/   It being understood that the rights in this Section 3 are subject to prior piggyback registration rights of certain holders to the extent provided in Section 1.2(b) of the registration rights agreements listed as numbers 2, 4, and 5 in Section 4.15(c) of the Purchase Agreement.

             (d) The Company shall not be required to effect any registration of Registrable Shares under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

     SECTION 4. EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses incurred in connection with the Registration, qualification or compliance pursuant to Section 2 and Section 3. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

     SECTION 5.  INDEMNIFICATION.

             (a) The Company shall indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

             (b) Each Holder shall indemnify the Company, each of its trustees and each of its officers who sign the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other Holder with Registrable Shares covered by such registration statement, and each officer, director and controlling person of each such other Holder, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with information furnished in writing to the Company or such underwriter by such Holder for inclusion therein.

             (c) Each party entitled to indemnification under this
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party did not employ counsel to take charge of the defense of such action or the Indemnified Party reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

             (d) If the indemnification provided for in this Section 5 is unavailable to a party which would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party which would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

             (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

     SECTION 6. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request and as is required in connection with the Registration and related proceedings referred to in Section 2 and Section 3. If any Holder fails to provide the Company with such information within three weeks of the Company's request, the Company's obligations under Section 2 and Section 3 with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

     SECTION 7. UNDERTAKING TO PARTICIPATE IN UNDERWRITING. If the Holders of at least $10 million of the Registrable Shares propose to sell Registrable Shares in an underwritten public offering, the Company shall make available members of the management of the Company and its affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings.

     SECTION 8.  RULE 144 SALES.

             (a) The Company covenants that it shall file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144.

             (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be issued for such number of shares and registered in such names as the selling Holder may reasonably request at least two (2) business days prior to any sale of Registrable Shares; PROVIDED, HOWEVER that such certificates shall be issued no later than ten
(10) business days following the receipt of such request.

     SECTION 9.  MISCELLANEOUS.

             (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the conflict of law provisions thereof.

             (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

             (c) AMENDMENT. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party sought to be bound thereby.

             (d) NOTICES, ETC. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing, and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on the fifth business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified. Notices shall be addressed as follows: (i) if to the Investor, at the Investor's address or fax number set forth below its signature hereto, or at such other address or fax number as the Investor furnished to the Company in writing, or (ii) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee furnished to the Company in writing, or (iii) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company furnished to the Investor or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

             (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (f) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             (h) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

             (i) REMEDIES. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

             (j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.


                             *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                            AMLI RESIDENTIAL PROPERTIES TRUST


                            By:    /s/ Allan J. Sweet
                                   ------------------------------
                            Name:  Allan J. Sweet
                            Title: President



                            THE EQUITABLE LIFE ASSURANCE SOCIETY
                            OF THE UNITED STATES


                            By:    /s/ Nicki Livanos
                                   ------------------------------
                            Name:  Nicki Livanos
                            Title: Vice President


                            Address:   1290 Avenue of the Americas
                                       New York, New York  10104

                            Attn:      Lydia M. Pitts
                            Fax:       (212) 707-7981


                            with a copies to:

                            Lend Lease Rosen Real Estate Securities, LLC

                            Address:   P.O. Box 1285
                                       Berkley, California  94701-1285

                            Attn:      Private Transactions Officer


                            Goodwin Procter LLP

                            Address:   Exchange Place
                                       Boston, Massachusetts  02109

                            Attn:      David W. Watson, P.C.
                            Fax:       (617) 570-1231